Exhibit 99.2

Better Data Better Care NASDAQ: ACON

Aclarion 2025 2 Disclaimer The information in this material is provided for general information purposes only and does not take into account the investment objectives, financial situation and particular needs of any individual or entity . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 about our current expectations about future results, performance, prospects and opportunities of Aclarion, Inc . (“Aclarion” or the “Company”) . Statements that are not historical facts, such as "anticipates," "believes" and "expects" or similar expressions, are forward - looking statements . These forward - looking statements are based on the current plans and expectations of management and are subject to a number of uncertainties and risks that could significantly affect the Company's current plans and expectations, as well as future results of operations and financial condition . These and other risks and uncertainties are discussed more fully in our filings with the Securities and Exchange Commission . Readers are encouraged to review the section titled "Risk Factors" in the Company's Annual Report on Form 10 - K for the year ended December 31 , 2024 , as well as other disclosures contained in the Annual Report and subsequent filings made with the Securities and Exchange Commission . Forward - looking statements contained in this announcement are made as of this date and the Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Unless otherwise indicated, information contained in this presentation concerning Aclarion’s industry and markets in which it operates, including its general expectations and market opportunity and market size, is based upon information from various sources, including independent industry publications in presenting information . Aclarion makes no representations as to the accuracy, timeliness, suitability, completeness, or relevance of any information prepared by any unaffiliated third party and takes no responsibility therefore . The data presented herein were obtained from various third - party sources . While we believe the data to be reliable, no representation is made as to, and no responsibility, warranty or liability is accepted for the accuracy or completeness of such information . Aclarion has also made assumptions based upon such data and other similar sources, and on Aclarion’s knowledge of and its experience to date in the markets for its product candidates . This information involves a number of assumptions and limitations and you are cautioned not to give undue weight to such estimates . The industry in which Aclarion operates is subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Aclarion . This presentation uses Aclarion’s trademarks and trade names such as “Nocicalc” and “Nocigram . " This presentation also includes trademarks, trade names and service marks that are the property of other organizations . Solely for convenience, trademarks and tradenames referred to in this presentation appear without ® and Œ symbols, but those references, are not intended to indicate that Aclarion will not assert to the fullest extent under applicable law, its rights, or that the applicable owner will not assert its rights to these trademarks and trade names . Aclarion does not intend to use or display of other companies’ trade names or trademarks to imply a relationship with, or endorsement or sponsorship of Aclarion by any other companies .

Aclarion 2025 3 Strategic and Financial Highlights  N early $14.6 million in cash on hand as of 10K filed on 4/9/2025  > cash runway into Q3 2026  Clean cap table, zero debt, no preferred shares outstanding, no near - term warrant overhang  Fully Nasdaq compliant, meeting both bid price and shareholder equity requirements  Secured meaningful payer approvals in England  Expanded physician referral and commercial support for Nociscan in U.S.  Pivotal CLARITY trial fully funded through initial interim results expected in Q2 2026  Total CLARITY costs = $4.6M

Aclarion 2025 4 Low Back Pain: A Global Epidemic 266M p eople suffer from Chronic Low Back Pain 1 • 20 - 30% reduction in work productivity 5 • Absenteeism and work - related disability costing $100 - 200B / year 5 • Leading cause of opioid addiction INDIRECT COSTS • 635K spinal fusion surgeries / year in U.S. 2 • Average costs (L - fusion): 2 • $58K (1 L) • $71K (2L) • $38K (L - TDR) COSTLY • 48 - 54% surgical success rate 3,4 Post surgery: • 80% have discomfort 2 • 10 - 40% have persistent pain 2 • 6% revision rate 2 LOW SUCCESS 1 Ravindra VM, Global Spine Journal (2018) 8(8): 784 - 794, 2 Wilson,, L, Beall D, et al. Clinicoecon Outcomes Res. 2025;17:19 - 31. 3 Wei J, Song Y, et al. Int Orthop . 2013; 37(7):1315 - 1325. 4 Ibrahim T, Tieyjeh IM, et al. Int Orthop . 2008; 32(1):107 - 113. 5 The Hidden Impact of Musculoskeletal Disorders on Americans, United State Bone and Joint Initiative, 2018.

Aclarion 2025 5 $10B 1 U.S. lumbar fusion & disc replacement market – actionable now 635,000 x $950 = $603M Nociscan TAM $40B 2 U.S. lumbar spine market (fusion & non - fusion surgery plus presurgical care) – expansion $135B 3 U.S. low back & neck pain market – ultimate market Market Opportunity 1 Martin BI, Spine (2019) Mar 1;44(5):369 - 376. 2 Kim LH, JAMA Network Open (2019) 2(5). 3 Dieleman JL, JAMA (2020) 323(9). 4 Ravindra VM, Global Spine Journal (2018) 8(8): 784 - 794. 5 May Pursue a 510K Pathway to enter this market 266 million patients worldwide with degenerative spine disease & LBP each year – 16 million in US 4 5

Aclarion 2025 6 Physicians Quandary Patient is in pain, but which disc is the cause? High surgical decision variability Expensive Poor Outcomes Low value Current Imaging Approaches Fail to Identify Discogenic Sources of Pain

Aclarion 2025 7 Solution Technology labels each disc as painful or pain free Personalized treatment path is optimized Lower cost Better outcomes Higher value care

Aclarion 2025 8 Nociscan Product Spectroscopy analyzes the chemical composition of tissue Proprietary signal processing software transforms raw spectral data into clear biomarkers Acidic pain markers 1 • Alanine (LAAL = lactic acid + alanine) • Lactic Acid (LAC) • Propionate (PRO) Structural integrity markers 1 • Carbohydrate/collagen (CARB) • Proteoglycan (PG) 1 Keshari KR, Spine (2008) 33(3):312 – 317

Clear Delineation Between Pain & No Pain

Six ratios for each disc

- Pain markers in the numerator (3)
- Structural integrity markers in the denominator (2)
- Differentially weighted & correlated to clinically painful discs
- Leverage AI for major advancements

Painful Disc

- Structural degradation with acid & neoinnervation[1]
- Acid + Nerves = PAIN[2]
- Elevated pain markers relative to normal internal controls



p<2E-16
P (Painful) Control Discs
NP (Non-Painful) Control Discs
0.86, 5.77
0.49, 2.69
p=5E-16
Total MRS-SCORE
Normalized MRS-SCORE
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 1.10 1.20

[1] Freemont AJ, Rheumatology (2009) 48:5–10. [2] Immke and McCleskey, Nat Neurosci. (2001) Sep;4(9):869-70

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Aclarion 2025 10 Streamlined, Easy - to - Interpret Physician Report Translating complex radiographic information into a clinically useful report

Aclarion 2025 11 Intellectual Property 24 Issued U.S. Patents 17 Issued International Patents Post processing technologies to more reliably & accurately measure biomarkers from MRS spectra Exclusive worldwide license from UCSF for intervertebral disc biomarkers & ratios Use of proprietary biomarkers & ratios to identify clinically painful and non - painful discs 12 Pending Patent Applications IP broadly covers: Use of internal tissue controls when using MRS AI to correlate raw spectra to clinical outcomes

Competition

Nociscan

Similar to a standard MRI

Discogram – Current Standard of Care

An invasive procedure in an awake patient that damages healthy discs[1]

Nociscan Virtual Discogram	Provocative Discogram
Non-invasive	Invasive
Objective	Subjective
No pain	Severely painful by design
No radiation	Lumbar CT = ~10x radiation of chest x-ray
Can be added to a standard lumbar MRI	Additional exam after MRI
25-45 min	Half-day procedure with days out of work
Half the cost of discogram - $1,450 list price	Twice the cost of Nociscan - $2,000 to $5,000 [2]

[1] Cuellar JM, Spine J (2016),16(3):273–280. [2] Definitive Healthcare; Does not include Physician Fees

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Aclarion 2025 13 Published in the European Spine Journal in 2019 & 2023 Better Surgical Outcomes Gornet study published in European Spine Journal 1 139 cLBP patients with 73 undergoing surgery 85 % of patients improved if all Nociscan positive discs treated 2 63 % of patients improved if a Nociscan positive disc was not treated 2 Durable outcomes at 2 - year follow up 2 2019 139 85% 63% 2 year 1 Gornet et al. European Spine Journal. 2019; 28 674 - 687. 2 Gornet et al. European Spine Journal. 2023; 32(6) 1973 - 1984

CLARITY Pivotal Trial

Initial interim results expected in Q2 2026

Multi-site, randomized, controlled trial evaluating the outcomes of surgical patients when the surgeon has access to Nociscan data compared to when the surgeon does not have access to Nociscan data

- 300 patients estimated
- Primary endpoint: 12-month outcome
- Site qualifications completed, 8 sites
- 1st patient enrolled: estimated 2Q25
- 36 months to complete, after 1st patient
- Anticipated outcome: **Demonstrate improved clinical results when using Nociscan**

Principal Investigator & Anchor Site



JOHNS HOPKINS
MEDICINE

Nicholas Theodore, MD, MS
Director of Neurosurgical Spine Center,
John Hopkins Medicine

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Aclarion 2025 15 Clinical Evidence Plan 7 ONGOING CLINICAL TRIALS FUTURE EVIDENCE • Nociscan vs. traditional surgical planning • Clinical utility & outcomes • Real - world experience • Investigator Initiated (Free to Aclarion ) 8 PEER - REVIEWED PUBLICATIONS EVIDENCE TO DATE 250+ PATIENTS STUDIED Evidence is the Catalyst that drives Societal Support and Physician Adoption, leading to Payer Coverage

Aclarion 2025 16 *Source: The Guardian, 04/24 UK Payer Coverage Multiple Private Medical Insurers Covering Nociscan UK Private Hospital Revenue* Private Medical Insurers Covering Nociscan In conjunction with efforts by our customer, The London Clinic, Nociscan is now covered by three of the top four private medical insurers in the UK. Patient payment and private medical insurance represent 72% of private hospital revenue in the UK. Represents 5.2M people out of 69M people in the UK. Self Pay PMI NHS 41% 28% 31%

Aclarion 2025 17 London Clinic: Launch Full Commercial Effort Strong physician advocates Strategic, marketing initiatives Rapid and deep product adoption STRATEGY Leverage KOLs to increase market awareness and usage of Nociscan TACTICS Aclarion Direct Dinner Symposia Physician Training Direct Incentive to TLC Reps B2B Digital Marketing

Aclarion 2025 18 Reimbursement Landscape Description CPT Code MRS, determination & localization of discogenic pain (cervical, thoracic, or lumbar); acquisition of single voxel data, per disc , in ≥3 discs – PAID TO IMAGING CENTER 0609T MRS, determination & localization of discogenic pain (cervical, thoracic, or lumbar); postprocessing for algorithmic analysis of biomarker data for determination of relative chemical differences between discs – PAID TO ACLARION 0611T CPT Category III Codes secured January 1, 2021 Transition to Category I codes Increase volume of Category III code billing Partner with surgeon KOL’s & societies to engage payers

Aclarion 2025 19 Key Opinion Leader Development & Advocacy John Keller MD Juan Uribe MD Sig Berven MD Christopher Ames MD George Frey MD Grand Rapids, MI Phoenix, AZ San Francisco, CA San Francisco, CA Denver, CO Region Dean Karahalios MD Apesh Patel MD Greg Basil MD Roger Hartl MD Eric Potts MD Chicago, IL Evanston, IL Miami, FL New York City, NY Indianapolis, IN Region

Management Team



JEFF THRAMANN, MD
Executive Chairman

- Serial entrepreneur with multiple exits
- Over 100 US & International patents
- Public company board experience
- Neurosurgeon & spine fellow
- U.S. Military Academy @ West Point
- Cornell University Medical College
- Barrow Neurological Institute



JOHN LORBIECKI
CFO

- Seasoned financial executive
- Divisional CFO at Kyphon & SNT within Medtronic
- Crossover operational experience
- Early & late-stage company exposure
- University of St. Thomas magna cum laude
- University of Chicago MBA



BRENT NESS
CEO & Director

- Experienced healthcare leader with highly relevant background
- AI experience at HeartFlow & Cleerly
- Spine experience at Medtronic, Mighty Oak & ProNerve
- Imaging experience at GE & Philips
- University of North Dakota
- University of Colorado MBA



RYAN BOND
Chief Strategy Officer

- Leading strategy since 2018
- Instrumental in securing Cat III CPT codes
- Coordinated key clinical trials
- Spine experience at Nuvasive
- Ohio University

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Key Takeaways

LARGEST HEALTHCARE MARKET

- Address a leading cause of healthcare expenditures in the U.S. – up to $134.5B market[1]
- Industry 1st noninvasive diagnostic with strong value proposition for patients, doctors, imaging centers and payers

FINANCIAL STRENGTH

- Strong balance sheet with nearly $15M cash on hand
- Clean cap table, zero debt, no preferred shares outstanding, no near-term warrant overhang

KEY CATALYSTS

- Clinical evidence plan with pivotal CLARITY trial fully funded and 8 peer-reviewed publications
- Success with payers in UK
- Expanded physician referral and commercial support for Nociscan in U.S.

CLEAR ROADMAP

- Established path to success for AI algorithms in heart disease and stroke
- Well-protected from competition with 40+ issued US & International patents

OPERATIONALLY READY

- CPT codes issued & regulatory path secured in US, EU & UK – gateway to commercialization
- Successful management team with relevant industry knowledge
- CEO's experience at HeartFlow & Cleerly serve as proxy for validation of strategy

[1] Dieleman JL. JAMA (2020) 323(9)

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www.aclarion.com Investor Relations Kirin Smith, President ksmith@pcgadvisory.com Ph: 646.823.8656